EXHIBIT 10.18

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (“Agreement”) dated as of June 13, 2012 is from TNP SRT PORTFOLIO II HOLDINGS, LLC, a Delaware limited liability company, having its principal place of business at 1900 Main Street, Suite 700, Irvine, California 92614 (“Borrower”) to KEYBANK NATIONAL ASSOCIATION, a national banking association, having an address at 11501 Outlook, Suite 300, Overland Park, Kansas 66211 (together with its successors and assigns, “Lender”).

RECITALS:

A. Pursuant to that Mezzanine Loan Agreement of even date herewith between Lender and Borrower (“Loan Agreement”), Lender agreed to make a Loan to Borrower in the amount of $2,000,000.00 (the “Loan”). The Loan is evidenced by a Promissory Note (the “Note”) of even date herewith in the principal amount of the Loan from Borrower to Lender. The Loan Agreement, Note, this Agreement and all other documents and instruments existing now or after the date hereof that evidence, secure or otherwise relate to the Loan, any security agreements, financing statements, other guaranties, indemnity agreements (including environmental indemnity agreements), letters of credit, or escrow/holdback or similar agreements or arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the “Loan Documents” or individually as a “Loan Document.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

B. TNP SRT Portfolio II, LLC, a Delaware limited liability company (“Mortgage Borrower”) owns the Property, and is the borrower under the Mortgage Loan made by Mortgage Lender and secured by, among other things, the Security Instrument encumbering the Property.

C. Mortgage Borrower is a Delaware single member limited liability company. Borrower is the sole member of Mortgage Borrower and owns 100% of the Equity Interests therein [and is the sole manager of the Mortgage Borrower]. [There are no officers or directors of the Mortgage Borrower.]

D. Mortgage Borrower is referred to herein as the “Pledged Entity”.

E. To secure Borrower’s obligations under the Loan Documents and to ensure the timely payment of the Loan and the performance of Borrower’s other obligations under and in accordance with the Loan Documents, Borrower is required, among other things, to pledge, and by this Agreement does pledge, among other things, all of its right, title and interest in, to and under: 100% of the member interests in Mortgage Borrower (the “Pledged Equity”). For purposes herein, “Equity Interests” means (a) partnership interests (whether general or limited) in an entity that is a partnership; (b) membership interests in an entity that is a limited liability company; or (c) the shares or stock interests in an entity that is a corporation.

NOW, THEREFORE, in consideration of the foregoing and in order to induce Lender to make the Loan , and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

GRANT OF SECURITY INTEREST

Section 1.01 Collateral. As security for the full and punctual payment and performance of the obligations under the Loan Documents, Borrower hereby grants, pledges, hypothecates, transfers and assigns to Lender a first priority and continuing lien on and first priority security interest in all of Borrower’s right, title, ownership, equity or other interests in and to the following, whether now owned or hereafter acquired, now existing or hereafter arising and wherever located (collectively, the “Collateral”): (a) Borrower’s right, title and interest in and to the Pledged Equity, together with all Equity Interests related to the Pledged Equity which may be issued or granted by any Pledged Entity to Borrower while this Agreement is in effect; (b) all of Borrower’s rights, privileges, general intangibles, accounts, documents, books and records pertaining to the Pledged Equity, payments intangibles; (c) all of Borrower’s voting rights, authority, management, control and power under the Governing Documents of the Pledged Entity and all of Borrower’s rights in connection with or related to the Pledged Equity; (d) the capital of Borrower and any and all profits, losses, Distributions (defined in Section 4.03 herein), and allocations attributable to the Pledged Equity as well as the proceeds of any distribution thereof, whether arising under the terms of any Governing Documents (defined below) of the Pledged Entity or otherwise; (e) all other payments, if any, due or to become due, to Borrower and all other present or future claims by Borrower against any Pledged Entity, or in respect of the Pledged Equity, under or arising out of: (i) any Governing Document of any Pledged Entity, (ii) monies loaned or advanced, for services rendered or otherwise, and (iii) any other contractual obligations, commercial tort claims, supporting obligations, damages, insurance proceeds, condemnation awards or other amounts due to Borrower from the Pledged Entity or with respect to the Pledged Equity; (f) Borrower’s claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under or arising out of the ownership of the Pledged Equity; (g) to the extent permitted by applicable law, Borrower’s rights, if any, in any Pledged Entity pursuant to any Governing Document of any Pledged Entity, or at law, to exercise and enforce every right, power, remedy, authority, option and privilege of Borrower relating to any Pledged Equity, including without limitation, the right to: (i) execute any instruments and to take any and all other action on behalf of and in the name of Borrower in respect of any Pledged Equity, (ii) exercise any and all voting, consent and management rights of Borrower in or with respect to any Pledged Entity, (iii) exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval with respect to any Pledged Entity, (iv) enforce or execute any checks, or other instruments or orders of any Pledged Entity, and (v) file any claims and take any action in connection with any of the foregoing, together with full power and authority to demand, receive, enforce or collect any of the foregoing or any property of any Pledged Entity; (h) all instruments of transfer in respect of such interests, executed in blank, all cash, securities, certificates and instruments representing or evidencing securities, dividends, proceeds and other property, including Investment Property (as such term is defined in Section 9-102 of the UCC, as hereinafter defined) issued by or relating to any Pledged Entity, or otherwise relating to the Pledged Equity, (i) all Equity Interests or other property now or hereafter acquired by Borrower as a result of any mergers, acquisitions, exchange offers, recapitalizations of any type, contributions to capital, or the exercise of options or other rights relating to the Pledged Equity, and (j) to the extent not otherwise included: (i) all assets and personal property of Borrower in any way arising from, relating to, or pertaining to Borrower’s right, title and interest in and to the Pledged Entity or any Pledged Equity; and (ii) all proceeds of any or all of the foregoing (including, without limitation, insurance proceeds and distributions on the Pledged Equity), as applicable. For purposes herein, “UCC” means the Uniform Commercial Code as in effect in the States of Delaware and New York, as amended, modified, revised or restated from time to time; provided, that if, by reason of mandatory provisions of law, the validity or perfection of Lender’s security interest in the Collateral or any part thereof is governed by the Uniform Commercial Code or other similar law as in effect in a jurisdiction other than Delaware or New York, the “UCC” means the Uniform Commercial Code or such similar law as in effect in such other jurisdiction for purposes of the provisions hereof relating to such validity or perfection. For purposes herein, “Governing Documents” means for an entity, the organizational documents of such entity, including: (A) the operating agreement and articles of organization for a limited liability company; (B) the partnership agreement and articles of limited partnership for a limited partnership; (C) the bylaws and articles of incorporation for a corporation; and (D) the trust agreement for a trust.

Section 1.02 Perfection of Security Interest. On or before the Closing Date, Borrower shall (a) deliver to Lender for filing one or more financing statements in connection with the Collateral in the form required to properly perfect Lender’s security interest in the Collateral in all jurisdictions deemed appropriate by Lender, to the full extent that such security interest in the Collateral may be perfected by such a filing, (b) with respect to any Equity Interest in a Pledged Entity that is represented by a partnership certificate, member certificate or stock certificate, or any other instrument, note, chattel paper or certificate qualifying as Investment Property (“Certificated Securities”), deliver to Lender such Certificated Securities in each Pledged Entity, duly endorsed or subscribed in blank, or accompanied by appropriate stock powers or other instruments of transfer, pledge or assignment, or enter into such other arrangement, as necessary to give control of any Investment Property to Lender within the meaning of Section 8-106 of the UCC; (c) promptly take all other actions required to perfect the security interest of Lender in the Collateral under applicable law; and (d) cause to be delivered to Lender a Control Acknowledgment (as defined in Section 3.10 below), substantially similar to Exhibit A, attached hereto and incorporated herein by reference.

Section 1.03 Post-Closing Collateral. After the Closing Date, Borrower shall concurrently take the actions contemplated by clauses (a) through (e) of Section 1.02 above with respect to any and all additional collateral acquired by Borrower (including, without limitation, any newly issued Equity Interests of a Pledged Entity, any conversion of a pre-existing Equity Interest, and any Non-Cash Distributions (defined herein), as applicable).

Section 1.04 Borrower Remains Liable. Anything herein to the contrary notwithstanding: (a) Borrower shall remain liable under the Governing Documents to the extent set forth therein and shall perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Lender of any of the rights hereunder shall not release Borrower from any of its duties or obligations under any of the Governing Documents; and (c) Lender shall not have any obligation or liability under any of the Governing Documents by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; provided that, upon foreclosure thereof, Lender and any other transferee of the Collateral shall take the same subject to the Governing Documents.

ARTICLE 2

POWERS OF BORROWER PRIOR TO AN EVENT OF DEFAULT

Section 2.01 Pre-Default Powers. Unless an Event of Default has occurred, and subject to the terms of the Loan Documents, Borrower shall be entitled to (a) receive the profits, losses, income, surplus, return on capital and any other Distributions allocable to the Collateral, and (b) exercise (but only in a manner that will not (i) violate or be inconsistent with the terms hereof or of any other Loan Document, or (ii) have the effect of impairing the position or interests of Lender) the voting, consent, administration, management and all other powers, rights and remedies of Borrower with respect to the Collateral under the Governing Documents of any Pledged Entity (including all other rights and powers thereunder which are pledged hereunder). If Borrower shall become entitled to receive or shall receive from any Pledged Entity (A) any non-cash Distribution as an addition to, on account of, in substitution of, or in exchange for the Collateral or any part thereof, or (B) during the continuance of any Event of Default, any cash Distributions, in either case, the same shall immediately be remitted to Lender (in the exact form received, with Borrower’s endorsement or assignment or other instrument as Lender may deem appropriate) to be held as additional Collateral for the Debt or for application thereto, as applicable, and until so remitted, shall be received and held by Borrower in trust and as agent for Lender.

Section 2.02 Termination of Powers.

(a) Upon the occurrence of an Event of Default, all such powers, rights and remedies of Borrower, which are conditionally permitted pursuant to Section 2.01, shall cease and the provisions of Article 7 shall apply, and without limiting the generality of the foregoing:

(i)	all rights of the Borrower to receive the Distributions and other payments which it would otherwise be authorized to receive and retain shall cease, and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to receive and hold as Collateral such Distributions and other payments;

(ii)	all Distributions and other payments which are received by Borrower contrary to the provisions of this Section 2.02 shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Lender as Collateral in the same form as so received (with any necessary endorsement);

(iii)

Lender shall, after providing written notice to Borrower and Pledged Entity, (A) have the exclusive right to vote or give consents with respect to the Pledged Equity, and (B) have all rights that Borrower had under the Governing Documents of Pledged Entity to operate and manage Pledged Entity, including all rights relating to voting, consent, administration, management and all other powers, rights and remedies of Borrower under the Governing Documents, whether in Borrower’s name or otherwise, including the right to appoint officers, directors, managers and other similar positions and the right to exercise Borrower’s rights, if any, of conversion, exchange, or subscription, or any other rights, privileges or options pertaining to any of the Pledged Equity, including the right to exchange, at Lender’s discretion, any and all of the Pledged Equity upon the merger, consolidation, reorganization, recapitalization or other readjustment of such Pledged Entity, all without liability, except to account for property actually received by Lender.

(b) All amounts advanced by, or on behalf of, Lender in exercising its rights under this Section 2.02 (including, but not limited to, reasonable legal expenses and disbursements incurred in connection therewith), together with interest thereon from the date of each such advance at the default rate per annum for the Loan as set forth in the Note, shall be deemed made pursuant to contract, shall be payable by Borrower to Lender on demand and shall be deemed part of the Debt and secured by the Collateral.

ARTICLE 3

REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER

Borrower hereby covenants with Lender, and represents and warrants to Lender, as of the Closing Date as follows:

Section 3.01 Formation; Good Standing. Pledged Entity and Borrower are duly organized, validly existing and in good standing in their respective jurisdictions of organization.

Section 3.02 Authorization; Binding Effect. Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and all such action has been duly and validly authorized by all necessary action on its part. This Agreement has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights.

Section 3.03 No Consents. Except as required for perfection of the security interest in the Collateral as described herein, no permits, licenses, franchises, approvals, authorizations, qualifications or consents of, or registrations or filings with, governmental authorities, Lender or any other Person or entity are required in connection with the execution or delivery by Borrower of, or the performance by Borrower of its obligations under, this Agreement, except such as have been obtained or made and are in full force and effect.

Section 3.04 No Conflict. The execution and delivery of, and the performance by Borrower of its obligations under this Agreement do not and will not result in a breach or constitute a violation of, conflict with, or constitute a default under, the Mortgage Loan Documents, any of the organizational documents of Borrower or the Governing Documents, or any law, regulation, order or judgment applicable to Borrower or any agreement or instrument to which Borrower or Pledged Entity is a party or by which Borrower or Pledged Entity or any of their respective property is bound. The exercise by Lender of its rights and remedies hereunder does not violate any provision of the organizational documents of Borrower or the Governing Documents, or any agreement or instrument to which Borrower or Pledged Entity is a party or by which Borrower or Pledged Entity or any of their respective property is bound, and upon Lender’s exercise of its remedies, under such documents, Lender is entitled to (i) automatically become a member of the Pledged Entity and exercise all rights and powers of a member] under the Governing Documents, to the same effect as Borrower was entitled prior to Lender’s exercise of its remedies, (ii) receive all Distributions to the same effect as Borrower was entitled prior to Lender’s exercise of its remedies, and (iii) to control and manage the Pledged Entity, to the same effect as Borrower was entitled prior to Lender’s exercise of its remedies.

Section 3.05 No Material Litigation. There are no actions, suits, proceedings or claims pending or, to the knowledge of Borrower, threatened against or affecting Borrower or Pledged Entity or any of their respective property which, individually or in the aggregate, such actions, suits or proceedings, if determined against Borrower or Pledged Entity, might materially adversely affect the condition (financial or otherwise) or business of Borrower or Pledged Entity.

Section 3.06 Percentage Ownership. Borrower owns one hundred percent (100%) of the limited liability company interests in the Pledged Entity. Borrower does not have any outstanding options or rights or other agreements to acquire or sell or otherwise transfer all or any portion of any Pledged Equity.

Section 3.07 Title to Collateral. Borrower validly acquired and is the legal and beneficial owner of the Collateral in which it has granted a security interest herein, free and clear of all Liens except such as are created pursuant to this Agreement. Borrower has the legal right to pledge and grant a security interest in the Collateral as herein provided without the consent of any other Person, other than any such consent that has been obtained. Borrower will have like title in, and the right to pledge, any other property at any time hereafter acquired by Borrower and pledged to Lender as Collateral hereunder.

Section 3.08 Defense of Title. Borrower shall defend Lender’s right, title and interest in and to the Collateral against the claims and demands of all other Persons.

Section 3.09 No Transfer. Except for the Transfer effected by this Agreement, Borrower shall not Transfer the Collateral, or any portion thereof, or suffer or permit any Transfer thereof to occur, other than a Permitted Transfer, if any, made under and in accordance with the terms of the Loan Agreement. Any Transfer made in violation of the foregoing provisions shall be an immediate Event of Default hereunder without notice or opportunity to cure and shall be void and of no force and effect, and upon demand of Lender, shall forthwith be cancelled or satisfied by an appropriate instrument in writing.

Section 3.10 Perfected Security Interest. Giving effect to this Agreement, Lender has, with respect to all Collateral owned by Borrower on the Closing Date, and will have with respect to any other property at any time hereafter acquired by Borrower and pledged to Lender as Collateral hereunder, a valid, perfected and continuing first lien upon and security interest in the Collateral. All instruments of transfer are duly executed and provide the Lender the authority they purport to confer. The grant and perfection of the security interests in the Equity Interests and other Collateral for the benefit of Lender, in accordance with the terms hereof are not made in violation of the registration requirements of the Securities Act of 1933 (the “Securities Act”), any applicable provisions of other federal securities laws, state securities or “blue sky” laws, foreign securities law, or applicable general corporation law or any other applicable law. Borrower agrees that simultaneously herewith, it shall (i) execute and deliver to Pledged Entity a Control Acknowledgment and Agreement (“Control Acknowledgment”) substantially in the form of Exhibit A hereto, and (ii) cause Pledged Entity to acknowledge in writing its receipt and acceptance thereof.

Section 3.11 No Financing Statements. Except for financing statements filed or to be filed in favor of Lender as secured party, or such other financing statements expressly permitted with Lender’s prior written consent, which may be withheld in Lender’s discretion, there are not now, and will not in the future be, any financing statements under the UCC covering any or all of the Collateral, and no such financing statements are, or will be, filed in any public office.

Section 3.12 Certificated Securities. Borrower represents and warrants that all of the Equity Interests are issued in the form of Certificated Securities and constitute a “security” within Article 8 of the UCC. Borrower further covenants and agrees that it shall not permit any Pledged Entity to convert existing Equity Interests, or issue new Equity Interests, other than as Certificated Securities. Notwithstanding the foregoing, Borrower shall promptly notify Lender if any Equity Interest with respect to a Pledged Entity (whether now owned or hereafter acquired by Borrower) is not evidenced by a Certificated Security, and shall promptly thereafter take all actions required to perfect the security interest of Lender in such Equity Interest under applicable law as required herein. Borrower further agrees to take such additional actions as Lender deems necessary or desirable to effect the foregoing and to permit Lender to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel satisfactory to Lender with respect to any such pledge of Equity Interests which are not Certificated Securities promptly upon request of Lender.

Section 3.13 Fully Paid and Non-Assessable. All of the Pledged Equity has been duly authorized and validly issued and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. Borrower is not, and shall not become, a party to or otherwise be or become bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Equity with respect thereto.

Section 3.14 Amendments. Borrower shall not allow any Pledged Entity to (a) amend any provision of its Governing Documents, (b) dissolve, liquidate, wind-up, merge or consolidate with any other entity, or (c) Transfer any of its respective assets and properties to any Person except with respect to the Permitted Transfers as permitted by the Loan Agreement.

Section 3.15 Protection of Collateral. Borrower shall not create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral other than as permitted by the Loan Documents, and if Borrower fails to do so, Lender may, but shall be under no obligation to, without waiving or releasing any obligation or liability of Borrower hereunder or any Event of Default, at any time thereafter to make such payment or any part thereof, obtain such discharge or otherwise defend Borrower’s title to the Collateral.

Section 3.16 Change in Location of Principal Place of Business. Borrower shall not relocate its chief executive office and/or principal place of business to a new location without first notifying Lender by giving at least ten (10) days’ prior written notice.

Section 3.17 Further Assurances; Preservation and Perfection of Security Interest. At its own expense, Borrower shall do, and shall cause Pledged Entity to do, all such acts, and shall execute and deliver to Lender all such financing statements, certificates, instruments and other documents and shall do and perform or cause to be done all matters and such other things necessary or expedient to be done as Lender may reasonably request from time to time in order to give full effect to this Agreement, and for the purpose of effectively perfecting, maintaining and preserving Lender’s security interest and the benefits intended to be granted to Lender hereunder. To the extent permitted by applicable law, Borrower hereby authorizes Lender to file, in the name of Borrower or otherwise, UCC financing statements, including continuation statements, which Lender in its reasonable discretion may deem necessary or appropriate for the purpose specified above.

Section 3.18 Preservation of Related Collateral. Borrower shall not allow any default for which it is responsible to occur under and in respect of the Collateral, and shall fully perform or cause to be performed when due all of its obligations under and in respect of the Collateral.

Section 3.19 Papers; Records and Files.

(a) Borrower shall acquire and shall assemble, maintain and have available a complete file relating to the Equity Interests, including all statements and other information delivered to Borrower pursuant to the Governing Documents or otherwise. Borrower shall maintain all such papers, records and files not in the possession of Lender in good and complete condition and shall preserve them against loss.

(b) Upon reasonable advance notice from Lender and during regular business hours, Borrower shall make any or all such papers, records or files available to Lender in order that Lender may examine any such papers, records and files, either by its employees or by its agents or contractors, or both, and make copies of all or any portion thereof.

Section 3.20 Additional Liens; Amendments to Governing Documents. Borrower shall not:

(a) sell, assign, pledge, grant any Lien on, other than liens and encumbrances expressly permitted under the Loan Documents, Transfer, dispose of or otherwise encumber the Collateral or any part thereof, including entering into any lock-up or any other arrangement with respect to the Collateral;

(b) permit Pledged Entity to issue any replacement membership interest certificate without the prior written consent of Lender;

(c) vote to enable, or take any other action to permit, Pledged Entity to issue, or fail to take any available action to prevent Pledged Entity from issuing any limited liability company membership interests in Pledged Entity or issuing any other securities convertible into or granting the right to purchase or exchange for any limited liability company memberships interests in Pledged Entity;

(d) cause or permit Pledged Entity to terminate Pledged Entity’s “opt in” election under Article 8 of the UCC; or

(e) cause or permit an amendment, modification or other change to the Governing Documents, without the prior written consent of Lender.

Section 3.21 Notices. Borrower shall, and insofar as it is able, cause Pledged Entity to, as appropriate, promptly give Lender written notice of:

(a) the occurrence of any Event of Default;

(b) any default or event of default under any contractual obligation of Pledged Entity that could be reasonably expected to materially adversely affect the condition (financial or otherwise) or business of Borrower, a Pledged Entity, or the condition or ownership of the Property or the Collateral (a “Material Adverse Effect”), or any litigation, investigation or proceeding which may exist at any time between Pledged Entity and any Governmental Authority or any other Person, which, if not cured or if adversely determined, as the case may be, could reasonably be expected to result in a Material Adverse Effect; and

(c) a change in the business, operations, property or financial or other condition or prospects of Borrower or Pledged Entity which could result in a Material Adverse Effect.

Each notice pursuant to this Section 3.21 shall be accompanied by a statement setting forth details of the occurrence referred to therein and stating what action the applicable person proposes to take, if any, with respect thereto.

Section 3.22 Additional Consents. Borrower shall, and insofar as it is able, cause Pledged Entity to, (a) consent to (i) the pledge by Borrower to Lender of the Equity Interests, (ii) the transfer of the Equity Interests and the right of Lender to exercise all voting and management rights appurtenant or relating to that Equity Interest in each case, by or in lieu of, foreclosure of the pledge (it being agreed that Lender may, in its discretion, foreclose solely on the voting or management rights) and (iii) upon the aforesaid transfer of the Equity Interests, the change in control of Pledged Entity and (b) acknowledge and agree that the foreclosure of the Equity Interests by Lender or other transfer of the Equity Interests in lieu of foreclosure, shall not constitute an unpermitted transfer under any of the Governing Documents.

Section 3.23 Proxy Agreement. Borrower agrees to execute, and agrees to cause Pledged Entity to execute an Irrevocable Proxy Agreement (“Proxy Agreement”) substantially in the form of Exhibit B attached hereto.

ARTICLE 4

DISTRIBUTIONS

Section 4.01 Non-Cash Distributions. Lender shall be entitled to receive directly, and to retain as further Collateral, the following noncash distributions with respect to the Equity Interests of any Pledged Entity (“Non-Cash Distributions”):

(a) all Equity Interests, or other securities or property (other than cash) paid or distributed by way of dividend or distribution in respect of the Collateral;

(b) all other or additional Equity Interests or other securities or property (other than cash) paid or distributed in respect of the Collateral by way of split, spin-off, split-up, recapitalization, reclassification, combination of Equity Interests, or similar rearrangement; and

(c) all other or additional Equity Interests or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange, exchange offers, conveyance of assets, exercise of options, contribution of capital, liquidation or similar reorganization.

Section 4.02 Non-Cash Distribution Held in Trust. If Borrower shall become entitled to receive or shall receive from any Pledged Entity, any Non-Cash Distribution as an addition to, on account of, in substitution of, or in exchange for the Collateral or any part thereof, Borrower shall hold the same as the agent and in trust for Lender, and shall immediately deliver it to Lender in the exact form received, with Borrower’s endorsement or assignment or other instrument as Lender may deem appropriate, to be held by Lender, subject to the terms hereof, as further Collateral.

Section 4.03 Cash Distributions Held in Trust. Upon the occurrence of any Event of Default, any cash distributions, dividends, interests and other cash payments payable to Borrower with respect to the Collateral then held or thereafter received by Borrower (“Cash Distributions”, and collectively with Non-Cash Distributions “Distributions”), shall immediately be remitted to Lender for application to the Debt, and until so remitted shall be received and held by Borrower in trust for Lender.

ARTICLE 5

APPLICATION OF COLLATERAL

All proceeds from the sale of all or any portion of the Collateral, and all Distributions now or at any time hereafter received or retained by Lender pursuant to the provisions of this Agreement (including, without limitation, the provisions of Article 7) shall be applied by Lender to the satisfaction of the Debt in such order and priority as determined by Lender in its discretion.

ARTICLE 6

EVENTS OF DEFAULT

An event of default (“Event of Default”) shall occur under this Agreement if: (a) Borrower fails to fully and timely perform any obligation under this Agreement when due (and without reference to any notice or cure permitted under the Loan Agreement or any other Loan Document), or (b) an “Event of Default” as that term is defined under the Loan Agreement or any other Loan Document has occurred and remains uncured.

ARTICLE 7

REMEDIES

If an Event of Default shall occur, in addition to the remedies contained in the Loan Agreement and other Loan Documents:

Section 7.01 Transfer Rights. Lender shall have the right, at any time and from time to time, to effect the Transfer of any or all of the Collateral, subject only to the provisions of the UCC and any other applicable statute which, in accordance with such statute, cannot be waived, in any one or more of the following ways:

(a) Register the Collateral in the name of, or transfer to, Lender, a nominee or nominees, or designee or designees, of Lender;

(b) Sell, resell, assign and deliver, in Lender’s discretion, any or all of the Collateral or any other security for Borrower’s obligations under the Loan Documents (whether in whole or in part and at the same or different times) and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash or upon credit bid (by Lender only); and

(c) Proceed by a suit or suits at law or in equity to foreclose all or any part of the security interests in the Collateral and sell the Collateral, or any portion thereof, under a judgment or decree of a court of competent jurisdiction, retaining during the duration of such judicial enforcement all other rights, including all rights under applicable law and all rights made under this Agreement, with respect to the Collateral.

Section 7.02 Voting Rights. Lender may exercise, either by itself or by its nominee or designee, including in the name of Borrower, at Lender’s discretion, the rights, powers and remedies granted to Lender hereunder and under the other Loan Documents in respect of the Collateral at any time prior to effecting the Transfer of such Collateral to Lender or its nominee or designee, or any third party purchasers, as contemplated in Subsections 7.01(a) and (b) above, and whether or not any judicial action as contemplated in Subsection 7.01(c) above has been commenced or is continuing prior to a final non-appealable judgment. Such rights and remedies shall include, without limitation, and Borrower hereby grants to Lender, the right to exercise, by delivering notice to Borrower and any Pledged Entity, (a) all voting, consent, managerial and other rights relating to the Pledged Equity, whether in Borrower’s name or otherwise, and (b) the right to exercise Borrower’s rights, if any, of conversion, exchange, or subscription, or any other rights, privileges or options pertaining to any of the Pledged Equity, including, without limitation, the right to exchange, at Lender’s discretion, any or all of the Pledged Equity upon the merger, consolidation, reorganization, recapitalization or other readjustment of any Pledged Entity, all without liability, except to account for property actually received by Lender. As set forth in the Control Acknowledgment executed simultaneously herewith, Borrower irrevocably authorizes and directs any Pledged Entity, on receipt of any such notice (i) to deem and treat Lender or its nominee in all respects as a member, partner or shareholder, as applicable, (and not merely an assignee of a member, partner or shareholder) of the such Pledged Entity, entitled to exercise all the rights, powers and privileges (including, without limitation, the right to vote on or take any action with respect to any Pledged Entity matters pursuant to the Governing Documents thereof) to receive all distributions, to be credited with the capital account and to have all other rights, powers and privileges pertaining to such member, partner or shareholder interest, as applicable, to which Borrower would have been entitled had Borrower not executed this Agreement, and (ii) to file an amendment to the Governing Documents of any Pledged Entity admitting Lender or such nominee(s) as a member, partner or shareholder in place of Borrower.

Section 7.03 Additional Powers of Lender. In addition, following the occurrence of an Event of Default, Lender may (but shall not be obligated or required to):

(a) ask for, demand, collect, sue for, recover, compromise, receive and give acquittances and receipts for monies due or to become due under or in respect of any of the Collateral and hold the same as part of the Collateral, or apply the same to any of the Debt in such manner as the Lender may determine in its discretion;

(b) receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above (including, without limitation, all instruments representing dividends, interest payments or other Distributions or any part thereof and give full discharge for the same);

(c) file any claims or take any actions or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Lender with respect to any of the Collateral;

(d) enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

(e) discharge any taxes or liens levied on the Collateral or otherwise pay for the maintenance and preservation of the Collateral.

Section 7.04 Power of Attorney.

(a) Borrower hereby irrevocably authorizes and empowers Lender, and assigns and transfers to Lender, and constitutes and appoints Lender and any of its assigns, as its true and lawful attorney-in-fact and as its agent with full power of substitution for Borrower to proceed from time to time, following the occurrence of an Event of Default, in Borrower’s name, in order to more fully vest in Lender the rights and remedies provided for herein, in any statutory or non-statutory legal or other proceeding, including any bankruptcy proceeding affecting Borrower, any Pledged Entity, or the Collateral.

(b) Lender and any of its assigns, or their respective nominees, may either pursuant to such power-of-attorney or otherwise, take any action and execute any instrument which Lender determines necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (i) execute and file proof of claim with respect to any or all of the Collateral against any Pledged Entity and vote such claims with respect to all or any portion of such Collateral (A) for or against any proposal or resolution, (B) for a trustee or trustees or for a receiver or receivers or for a committee of creditors, and/or (C) for the acceptance or rejection of any proposed arrangement, plan of reorganization, composition or extension; (ii) receive, endorse and collect all drafts, checks and other instruments for the payment of money made payable to Borrower representing any interest, payment of principal or other distribution payable in respect of the Collateral; (iii) execute endorsements, assignments or other instruments of conveyance or transfer in respect of any other property which is or may become a part of the Collateral hereunder; and (iv) execute releases and negotiate settlements as appropriate, including on account of, or in exchange for, any or all of the Collateral or any payment or distribution received by Borrower, or by Lender on Borrower’s behalf.

(c) The foregoing power-of-attorney is irrevocable and coupled with an interest, and any similar or dissimilar powers previously given by Borrower in respect of the Collateral or any Pledged Entity to any Person other than Lender are hereby revoked. The power-of-attorney granted herein shall terminate automatically upon the termination of this Agreement in accordance with the terms hereof.

Section 7.05 Management Rights. Lender may at such time and from time to time thereafter, without notice to, or consent of, Borrower or any other Person , but without affecting any of Borrower’s obligations under the Loan Documents, in the name of Borrower or in the name of Lender: (a) notify any other party to make payment and performance directly to Lender; (b) extend the time of payment and performance of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any obligations owing to Borrower, or claims of Borrower under any Governing Documents of any Pledged Entity, as applicable;(c) file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by Lender reasonably necessary or advisable for the purpose of collecting upon or enforcing any Governing Documents of any Pledged Entity; and (d) execute any instrument and do all other things deemed reasonably necessary and proper by Lender to protect, preserve, or realize upon the Collateral or any portion thereof and to protect and preserve the other rights contemplated hereby.

Section 7.06 Right of Substitution. Lender shall have the right, without notice to or consent of Borrower, to become, or to designate its nominee, designee, agent or assignee to become, a partner, member, officer or director, as applicable, of any Pledged Entity, in substitution of any existing Person serving in such capacity.

Section 7.07 UCC Rights. Lender may exercise all of the rights and remedies of a secured party under the UCC. Except as otherwise expressly provided in the Loan Documents or the UCC, Lender may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Borrower, to the fullest extent permitted by law). Lender may buy any part or all of the Collateral at any public sale conducted in accordance with the UCC and as set forth herein.

Section 7.08 Lender Self-Help Rights.

(a) Lender shall have the right, but not the obligation, to take any appropriate action as it may deem necessary to (i) cure any Event of Default, (ii) cause any term, covenant, condition or obligation required under this Agreement or other Loan Document to be promptly performed or observed on behalf of Borrower, or (iii) protect the Collateral and any other security obtained pursuant to the other Loan Documents. All amounts advanced by, or on behalf of, Lender in exercising its rights under this Article 7 (including, without limitation, legal expenses and disbursements incurred in connection therewith), together with interest thereon at the Default Rate from the date of any such advance, shall be payable by Borrower to Lender upon demand therefor and shall be secured by the Collateral.

(b) Lender shall not be obligated to perform or discharge any obligation of Borrower or any Pledged Entity, either as a result of this Agreement or otherwise. The acceptance by Lender of this Agreement shall not at any time or in any event obligate Lender to (i) appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or (ii) take any action, expend any money, incur any expenses, or perform or discharge any obligation, duty or liability with respect to the Collateral.

ARTICLE 8

SALES OF THE COLLATERAL

Section 8.01 Right to Conduct Partial Sale of Collateral. In connection with any sale of the Collateral, Lender may grant options and may impose conditions such as requiring any purchaser to represent that any “securities” constituting any part of the Collateral are being purchased for investment only. If all or any of the Collateral is sold at any such sale by Lender to a third party upon credit, Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Lender may accept the next greatest bid placed at the sale or may resell such Collateral. Lender may exercise its rights with respect to less than all of the Collateral, leaving unexercised its rights with respect to the remainder of the Collateral, provided, however, that such partial exercise shall in no way restrict Lender’s right to exercise its rights with respect to the remaining Collateral at a later time or times. Borrower hereby waives and releases any and all rights of redemption with respect to the sale of any Collateral.

Section 8.02 Sale Procedures. No demand, advertisement or notice, all of which are hereby expressly waived by Borrower, shall be required in connection with any sale or other disposition of all or any part of the Collateral, except that Lender shall give Borrower at least ten

(10) days’ prior notice of the time and place of any public sale or of the time after which any private sale or other disposition is to be made, which notice Borrower hereby agrees is reasonable. All other demands, advertisements and notices are hereby irrevocably waived by Borrower. The notice of such sale shall (a) in case of a public sale, state the time and place fixed for such sale, (b) in case of a sale at a broker’s board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, first will be offered for sale, and (c) in the case of a private sale, state the date after which such sale may be consummated.

Section 8.03 Adjournment; Credit Sale. Lender shall not be obligated to make any sale of the Collateral if it shall determine, in its discretion, not to do so, regardless of the fact that notice of sale may have been given, and Lender may without notice or publication adjourn any public or private sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public or private sale of all or any portion of the Collateral, unless prohibited by any applicable statute which cannot be waived, Lender (or its nominee or designee) may purchase all or any portion of the Collateral being sold, free and clear of, and discharged from, any trusts, claims, equity or right of redemption of Borrower, all of which are hereby waived and released to the extent permitted by law, and may make payment therefor by credit against any of Borrower’s obligations under the Loan Documents in lieu of cash or any other obligations.

Section 8.04 Expenses of Sale. In the case of any sale, public or private, of all or any portion of the Collateral, Borrower shall be responsible for the payment of all costs and expenses of every kind incurred in connection with the sale or the delivery of the Collateral, including brokers’ and attorneys’ fees and any taxes imposed in connection with the sale. The proceeds of the sale of the Collateral may be applied by Lender for payment of such costs and expenses, and, after deducting such costs and expenses from the proceeds of the sale, Lender shall apply any remaining amounts to the payment of Borrower’s obligations under the Loan Documents in the order of priority as set forth in the Loan Agreement and other Loan Documents.

Section 8.05 No Public Registration of Sale. Borrower is aware that Section 9-610(c) of the UCC may restrict Lender’s ability to purchase the Collateral at a private sale. Borrower is also aware that SEC staff personnel have, over a period of years, issued various No-Action Letters that describe procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Part 6 of Article 9 of the UCC, yet not public for purposes of Section 4(2) of the Securities Act. Borrower is also aware that Lender may wish to purchase certain interests that are sold at a foreclosure sale, and Borrower believes that such purchases would be appropriate in circumstances in which such interests are sold in conformity with the principles set forth in such No-Action Letters. Pursuant to Section 9-603 of the UCC, Borrower specifically agrees that a foreclosure sale conducted in conformity with the principles set forth in such No-Action Letters (a) shall be considered to be a “public disposition” for purposes of Section 9-610(c) of the UCC, (b) will be considered commercially reasonable notwithstanding that Lender has not registered or sought to register the interests under the Securities Act, even if Borrower, or any Pledged Entity agree to pay all costs of the registration process, and (c) shall be considered to be commercially reasonable, notwithstanding that Lender purchases such interests at such a sale.

Section 8.06 Strict Foreclosure. Lender may, in its discretion, either negotiate an agreement (“Strict Foreclosure Agreement”) with Borrower, or make a written proposal (“Strict Foreclosure Proposal”) to Borrower, to retain the Collateral in full or partial satisfaction of the obligations in accordance with the procedures specified in Section 9-620 of the UCC. Borrower and each Pledged Entity shall fully cooperate, at their sole expense, in all matters deemed reasonably necessary by Lender to effect the transfer of ownership on the records of the applicable Pledged Entity in accordance with any applicable requirements of the Governing Documents of such Pledged Entity or the Mortgage Loan Documents in connection with any Strict Foreclosure Agreement or Strict Foreclosure Proposal. Such cooperation shall include using Borrower’s best efforts to assist Lender in obtaining any necessary review, approvals and other administrative action from such Pledged Entity or Mortgage Lender. Such assistance shall include at Lender’s request (i) attending all meetings with, and providing all related financial and operational documents and materials to such third parties, and (ii) providing such assurances and executing such documentation as is required by such third parties or Lender to effect such transfer.

ARTICLE 9

SECURITIES ACT

Section 9.01 Securities Registration. If an Event of Default shall have occurred and Borrower shall have received from Lender a written request that Borrower effect any registration, qualification or compliance under any federal or state securities law or laws with respect to all or any part of the Collateral, and such registration, qualification and/or compliance is required under applicable federal or state securities law or laws, Borrower as soon as practicable and at its sole expense, agrees to use its best efforts to effect (and keep effective) such registration, qualification and compliance as required under: (a) applicable federal or state securities law or laws and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), (b) applicable blue sky or other state securities laws, and (c) other government requirements. Lender shall furnish to Borrower such information regarding Lender as Borrower may request in writing and as shall reasonably be required in connection with any such registration, qualification or compliance. Borrower shall cause Lender to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to Lender such number of prospectuses, offering circulars or other documents incident thereto as Lender from time to time may reasonably request, and shall indemnify Lender and all others participating in the distribution of such Collateral against all losses, liabilities, claims or damages caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to Borrower by Lender expressly for use therein.

Section 9.02 Private Securities Sale. Lender may, in its discretion, sell such Collateral or part thereof by private sale (for securities law purposes) in such manner and under such circumstances as Lender may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least ten (10) days’ notice is given to Borrower in accordance with the private sale notice provisions of Article 8. Without limiting the generality of the foregoing, in any such event Lender, in its discretion (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a single potential purchaser to effect such sale and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, Lender shall incur no responsibility or liability for selling all or any part of the Collateral at a price which Lender may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under the Securities Act.

ARTICLE 10

RECEIPT OF SALE PROCEEDS

Upon any sale of the Collateral, or any portion thereof, by Lender hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the proceeds by Lender or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any of the purchase money paid over to Lender or such officer or be answerable in any way for the misapplication or non-application thereof.

ARTICLE 11

PREFERENCES

Lender shall have no obligation to marshal any assets in favor of Borrower or any other party or against, or in payment of, any or all of the obligations of Borrower pursuant to this Agreement, the Loan Agreement, the Note or any other Loan Document. To the extent Borrower makes a payment or payments to Lender for Borrower’s benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations (or part thereof) of Borrower intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

ARTICLE 12

REMEDIES CUMULATIVE.

Section 12.01 Lender Rights. The obligations of Borrower under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstances or occurrence except as specifically provided in this Agreement. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower or any other Person pledging collateral pursuant to the other Loan Documents or existing at law or in equity or otherwise.

Lender’s rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender’s discretion. Lender shall have no duty to exercise any of the aforesaid rights, powers and remedies and shall not be responsible for any failure to do so or delay in so doing.

Section 12.02 No Release, Etc. No delay or omission to exercise any remedy, right or power accruing upon a default or an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any default or Event of Default shall not be construed to be a waiver of any subsequent default or Event of Default or to impair any remedy, right or power of Lender. Any and all of Lender’s rights with respect to any Collateral shall continue unimpaired, and Borrower shall be and remain obligated in accordance with the terms hereof, notwithstanding, among other things: (a) any renewal, extension, amendment or modification of, or addition or supplement to, or deletion from, this Agreement or any other Loan Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, delay, extension of time, indulgence or other action or inaction under or in respect of this Agreement or any other Loan Document; (c) any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document; (d) any sale, exchange, release, surrender, or substitution of, or realization upon, any Collateral (except to the extent otherwise specifically agreed to by Lender) or any other security held by Lender to secure the Debt; (e) the furnishing to or acceptance by Lender of any additional security to secure the Debt; or (f) any invalidity, irregularity or unenforceability of all or any part of Borrower’s obligations under the Loan Documents or of any security therefor.

ARTICLE 13

ACTS OF LENDER

All of the Collateral at any time delivered to Lender pursuant to this Agreement shall be held by Lender subject to the terms, covenants and conditions set forth in the Loan Documents. Neither Lender nor any of Lender’s directors, officers, agents, employees or counsel shall be liable for any action taken or omitted to be taken by such party or parties relative to any of the Collateral, except for such party’s or parties’ own gross negligence or willful misconduct. Lender shall be entitled to rely in good faith upon any writing or other document (including, without limitation, any telegram or e-mail) or any telephone conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person (but Lender shall be entitled to such additional evidence of authority or validity as it may, in its discretion request, but it shall have no obligation to make any such request), and with respect to any legal matter, Lender may rely in acting or in refraining from acting upon the advice of counsel selected by it concerning all matters hereunder.

Wherever pursuant to this Agreement Lender takes any of the following actions, each action shall be taken or decision made in Lender’s sole and absolute discretion, unless expressly provided otherwise: (a) Lender exercises any right to approve or disapprove or to grant or withhold consent; (b) Lender exercises any right to determine whether an arrangement or term is satisfactory to Lender; (c) a waiver is requested from Lender, or (d) any other decision is made or action is taken by Lender. Notwithstanding any provision hereunder which provides Lender the opportunity to approve or disapprove any action or decision by Borrower, Lender is not undertaking the performance of any obligation of Borrower.

ARTICLE 14

CUSTODY OF COLLATERAL; NOTICE OF EXERCISE OF REMEDIES

Lender shall not have any duty concerning the collection or protection of the Collateral or any income thereon or payments with respect thereto, or concerning the preservation of any rights pertaining thereto beyond exercising reasonable care with respect to the custody of any tangible evidence of the Collateral actually in its possession. Borrower hereby waives notice of acceptance hereof, and except as otherwise specifically provided herein or required by provision of law which may not be waived, hereby waives any and all notices or demands with respect to any exercise by Lender of any rights or powers which it may have or to which it may be entitled with respect to the Collateral.

ARTICLE 15

MISCELLANEOUS PROVISIONS

Section 15.01 Further Assurances. Borrower agrees to do such further acts and things and to execute and deliver to Lender with respect to the Collateral such additional conveyances, assignments, agreements and instruments as Lender from time to time may reasonably require, or may deem reasonably advisable, to effect this Agreement or to further assure and confirm to Lender the rights, powers and remedies intended to be granted hereunder or under any other Loan Document. Borrower hereby agrees to sign and deliver to Lender financing statements, continuation statements and other documents, in form acceptable to Lender, as Lender may from time to time reasonably request or which are reasonably necessary or desirable in the opinion of Lender to establish and maintain a valid and perfected security interest in the Collateral, and to pay any filing fees relative thereto. Borrower also authorizes Lender, to the extent permitted by law, to file such financing statements and amendments thereto relating to all or any part of the Collateral without the consent of Borrower, and further authorizes Lender, to the extent permitted by law, to file a photographic or other reproduction of this Agreement or of a financing statement in lieu of a financing statement. In addition, Borrower agrees at any time and from time to time upon not less than ten (10) days’ prior notice by Lender to Borrower, to execute, acknowledge and deliver to Lender or any other party specified in such notice, a statement, in writing, certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that the same, as modified, is in full force and effect and stating the modifications hereto) and stating whether or not any default or Event of Default has occurred, and, if so, specifying each such default or Event of Default.

Section 15.02 Remedies of Borrower. If a claim or adjudication is made that Lender or its agents or nominees, has acted unreasonably, or has unreasonably delayed acting, in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent or nominee, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents or nominees, shall be liable for any monetary damages, and Borrower’s sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender, its agents or nominees has acted reasonably shall be determined by an action seeking declaratory judgment.

Section 15.03 Headings; Exhibits. The Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. All exhibits are incorporated herein by reference. Any reference to the “Collateral” shall be deemed to refer to all or a portion of the Collateral, as applicable, now held, or hereafter received, by Lender.

Section 15.04 Governing Law. This Agreement shall be governed by, and interpreted and enforced according to, the laws of the state specified in Section 10.3 of the Loan Agreement with regard to the governing law of such agreement (without giving effect to rules regarding conflict of laws). Borrower hereby consents and submits to the exclusive jurisdiction and venue of any state or federal court sitting in the county and state specified in Section 10.3 of the Loan Agreement with regard to the jurisdiction specified in such agreement with respect to the Loan Documents and hereby waives all objections which it may have to such jurisdiction and venue. Nothing herein shall, however, preclude or prevent Lender from bringing actions against Borrower in any other jurisdiction as may be necessary to enforce or realize upon the security for the Loan provided in any of the Loan Documents.

Section 15.05 Termination. Upon the indefeasible payment in full of the Loan and all other amounts due in connection therewith, if any, this Agreement shall terminate and upon Lender’s execution and delivery to Borrower of documents prepared by Borrower, which shall, upon such execution and delivery, terminate Lender’s lien on the Collateral and which shall be in form and substance reasonably acceptable to Lender. Upon such payment, Lender shall promptly execute and deliver to Borrower such termination documents. This Section 15.05 and any termination effected hereunder shall be subject to the provisions of Articles 11 and 12 above.

Section 15.06 Waivers.

(a) In the event of any legal action between Borrower and Lender hereunder, Borrower expressly waives, to the extent permitted by law, any and all rights Borrower may have under the law as now constituted or hereafter amended that may constitute a limitation on prejudgment remedies, and Lender may invoke any prejudgment remedy available to it, including garnishment, attachment, foreign attachments and request, with respect to the Collateral, to enforce the provisions of this Agreement.

(b) The powers conferred on Lender hereunder are solely for Lender’s benefit and do not impose any duty on Lender to exercise any such powers. Borrower waives, to the fullest extent permitted by law, all rights whatsoever against Lender for any loss, expense, liability or damage suffered by Borrower as a result of actions taken pursuant to this Agreement, including those arising under any “mortgagee in possession” doctrine or the like, except to the extent such losses, expenses, liabilities or damages result from the gross negligence or willful misconduct of Lender, or to the extent otherwise expressly provided herein.

(c) Borrower hereby waives, to the fullest extent permitted by law, every statute of limitation, any right of redemption, any moratorium or redemption period, and any right which Borrower may have to direct the order in which any of the Collateral shall be disposed of in the event of any disposition thereof pursuant hereto, except as otherwise expressly provided herein or in the other Loan Documents.

(d) Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement does not specifically and expressly provide for the giving of notice by Lender to Borrower. No release of any security for the Loan or one or more extensions of time for payment of the Note or any installment thereof, and no alteration, amendment or waiver of any provision of this Agreement, the Note or the other Loan Documents made by agreement between Lender or any other person, shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other person who may become liable for the payment of all or any part of the Loan under the Note, this Agreement or the other Loan Documents.

(e) Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the Loan Documents, as well as any and all benefit that might accrue to Borrower by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process, or extensions of time for payment.

Section 15.07 Waiver of Jury Trial. BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

Section 15.08 Offsets, Counterclaims and Defenses. Borrower hereby knowingly waives the right to assert any counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against Borrower by Lender. Any assignee of the Loan Documents or any successor of Lender shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Loan Documents which Borrower may otherwise have against any assignor of the Loan Documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee under such Loan Document. Any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

Section 15.09 Definitions. Unless otherwise defined herein or the context otherwise requires, each term defined in either the Loan Agreement or in the UCC is used in this Agreement with the same meaning; provided that, if the definition given to such term in the Loan Agreement conflicts with the definition given to such term in the UCC, the Loan Agreement definition shall control to the extent legally allowable; and if any definition given to such term in Article 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Article 9 definition shall prevail.

Section 15.10 Security Agreement. This Agreement is intended to be a security agreement pursuant to the UCC for any and all of the Collateral purported to be covered by this Agreement, and, prior to the occurrence of and continuation of an Event of Default hereunder, any assignment of the Collateral by the Borrower pursuant to this Agreement is an assignment for security purposes only. All rights of Lender hereunder, the grant of a security interest in the Collateral and all obligations of Borrower hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Governing Documents; (b) any change in time, manner or place of payment of, or in any other term of, all or any of the Debt, or any release, amendment or waiver of or any consent to any departure from the Loan Agreement or any other of the Loan Documents; (c) any exchange, release or nonperfection of any other collateral, or any release, amendment or waiver of or consent to or departure from any guarantee, for all or any of the Debt; or (d) any other similar circumstance which might otherwise constitute a defense available to, or a discharge of, Pledged Entity or Borrower in respect of the Debt or in respect of this Agreement.

Section 15.11 Rules of Construction. This Agreement is governed by and hereby incorporates by reference Section 1.2 Rules of Construction contained in the Loan Agreement, which shall apply with the same effect as though fully set forth herein.

Section 15.12 Sale of Notes and Securitization.

(a) The undersigned acknowledges and agrees that Lender may sell all or any portion of the Loan and the Loan Documents, or issue one or more participations therein, or consummate one or more private or public securitizations of rated single- or multi-class securities (the “Securities”) secured by or evidencing ownership interests in all or any portion of the Loan and the Loan Documents or a pool of assets that include the Loan and the Loan Documents (such sales, participations and/or securitizations, collectively, a “Securitization”).

(b) At the request of Lender, and to the extent not already required to be provided under this Agreement, Borrower and each pledgor hereunder shall use reasonable efforts to provide information not in the possession of Lender or which may be reasonably required by Lender or take other actions reasonably required by Lender, in each case in order to satisfy the market standards to which Lender customarily adheres or which may be reasonably required by prospective investors and/or the Rating Agencies in connection with any such Securitization. Lender shall have the right to provide to prospective investors and the Rating Agencies any information in its possession, including, without limitation, financial statements relating to Borrower, each pledgor hereunder, each Pledged Entity, Guarantors, if any, and the Collateral. The undersigned acknowledges that certain information regarding the Loan and the parties thereto and the Property and Collateral may be included in a private placement memorandum, prospectus or other disclosure documents. Borrower agrees that each of Borrower, each pledgor hereunder, Pledged Entity, and Guarantor, and their respective officers and representatives, shall, at Lender’s request, at its sole cost and expense, cooperate with Lender’s efforts to arrange for a Securitization in accordance with the market standards to which Lender customarily adheres and/or which may be required by prospective investors and/or the Rating Agencies in connection with any such Securitization. The undersigned agree, and Borrower shall cause such parties to review, at Lender’s request in connection with the Securitization, the Disclosure Documents as such Disclosure Documents relate to Borrower, Mortgage Borrower, each Pledged Entity, each pledgor hereunder, the Collateral and the Loan, and shall confirm that the factual statements and representations contained therein in the Disclosure Documents (to the extent such information relates to, or is based on, or includes any information regarding the Collateral, Borrower, Guarantor, Manager, Mortgage Borrower, and/or the Loan) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

(c) Borrower agrees to make upon Lender’s written request, without limitation, all structural or other changes to the Loan (including delivery of one or more new component notes to replace the original note or modify the original note to reflect multiple components of the Loan and such new notes or modified note may have different interest rates and amortization schedules), modifications to any documents evidencing or securing the Loan, the creation of additional mezzanine loans (including amending Borrower’s organizational structure to provide for one or more mezzanine borrowers), delivery of opinions of counsel acceptable to the Rating Agencies or potential investors and addressing such matters as the Rating Agencies or potential investors may require; provided, however, that in creating such new notes or modified notes or mezzanine notes Borrower shall not be required to modify (i) the initial weighted average interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the aggregate amortization of principal of the Note, (iv) any other material economic term of the Loan, or (v) decrease the time periods during which Borrower is permitted to perform its obligations under the Loan Documents. In connection with the foregoing, Borrower covenants and agrees to cause the Mortgage Borrower to modify the Mortgage Cash Management Agreement to reflect the newly created components and/or mezzanine loans.

(d) If requested by Lender, Borrower and each pledgor shall provide Lender, promptly upon request, with any financial statements, or financial, statistical or operating information, as Lender shall determine to be required pursuant to Regulation AB under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any amendment, modification or replacement thereto or other legal requirements in connection with any private placement memorandum, prospectus or other disclosure documents or any filing pursuant to the Exchange Act in connection with the Securitization or as shall otherwise be reasonably requested by Lender.

(e) Borrower hereby appoints Lender as its attorney-in-fact with full power of substitution (which appointment shall be deemed to be coupled with an interest and to be irrevocable until the Loan is paid and the Pledge Agreement is discharged of record, with Borrower hereby ratifying all that its said attorney shall do by virtue thereof) to execute and deliver all documents and do all other acts and things necessary or desirable to effect any Securitization authorized hereunder; provided, however, that unless an Event of Default exists, Lender shall not execute or deliver any such documents or do any such acts or things under such power until five (5) days after written notice has been given to Borrower by Lender of Lender’s intent to exercise its rights under such power. Borrower’s failure to deliver any document or to take any other action Borrower is obligated to take hereunder with respect to any Securitization for a period of ten (10) Business Days after such notice by Lender shall, at Lender’s option, constitute an Event of Default hereunder.

Section 15.13 Limitation on Duties Regarding Collateral. Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, if any, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Lender deals with similar limited liability company membership interests and other similar property for its own account. Neither Lender nor any of its directors, officers, partners, members, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Borrower or otherwise.

Section 15.14 Certain Understandings of Parties; Registration of Pledge; Control of Collateral, Etc.

(a) The parties acknowledge and agree that the Pledged Equity constitutes “securities” (as defined in Section 8-102(a)(15) of the UCC), and Borrower covenants and agrees that (i) the Pledged Equity is not and will not be dealt in or traded on securities exchanges or securities markets, (ii) the terms of the Pledged Equity are not and will not be “investment company securities” within the meaning of Section 8-103 of the UCC, (iii) the Pledged Equity constitutes “certificated securities” within the meaning of Section 8-102(a)(14) of the UCC, (iv) the Pledged Equity shall at all times be certificated and evidenced by certificates in a form reasonably acceptable to Lender; (v) Lender may perfect its security interest in such membership interests in Pledged Entity by taking delivery thereof under Section 8-301 of the UCC, as applicable; and (vi) the Pledged Entity’s Governing Documents shall not be amended to uncertificate the Pledged Equity until such time as the Debt is paid in full.

(b) By executing and delivering this Agreement, the parties hereto intend to establish Lender’s control over the Collateral for purposes of Article 8 of the UCC.

Section 15.15 Right To Release Information. Following the occurrence of any Event of Default, Lender may forward to any broker, prospective purchaser of the Collateral, the Property or the Loan, or other Person or entity all documents and information which Lender now has or may hereafter acquire relating to the Debt, Borrower, any pledgor hereunder, Mortgage

Borrower, any Guarantor, any indemnitor, the Collateral, the Property and any other matter in connection with the Loan, whether furnished by such parties or otherwise, as Lender determines necessary or desirable. The undersigned irrevocably waives any and all rights it may have to limit or prevent such disclosure, including any right of privacy or any claims arising therefrom.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Borrower has caused this Pledge and Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

BORROWER:	TNP SRT PORTFOLIO II HOLDINGS, LLC,
a Delaware limited liability company

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its sole member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

			By:	/s/ Anthony W. Thompson
			Name:	Anthony W. Thompson
			Title:	CEO

SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT

EXHIBIT A

CONTROL ACKNOWLEDGMENT AND AGREEMENT

THE UNDERSIGNED hereby executes this Control Acknowledgement and Agreement (“Agreement”) and agrees, acknowledges and consents to the execution and delivery to KeyBank National Association, a national banking association (together with its successors, assignees, and designees for the purposes hereof, “Lender”), of the Pledge and Security Agreement (“Pledge Agreement”) dated June 13, 2012, made by TNP SRT PORTFOLIO II HOLDINGS, LLC, (“Pledgor”), as collateral security for the payment and performance of the Debt described therein, and the assignment and pledge thereby to Lender by Pledgor of all of Pledgor’s right, title and interest to the Collateral described therein. All capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Pledge Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby represents, warrants, covenants and agrees for the benefit of Lender as follows:

1. Representations and Warranties. The undersigned represents and warrants that (a) the execution and delivery of the Pledge Agreement does not violate any of such undersigned’s Governing Documents or any other agreement to which such undersigned is a party or by which any of the property of such undersigned is bound, (b) the undersigned has not entered into a control agreement perfecting a security interest in any of the Pledged Equity in favor of any other party, (c) the Collateral is not subject to any security interest or lien in favor of any Person other than Lender and has not been pledged, transferred or assigned to, and is not otherwise in the control of, any Person other than Lender, (d) the undersigned does not have any present claim, right of offset, or counterclaim against Pledgor under or with respect to the Collateral or otherwise under any of the undersigned’s Governing Documents, (e) Pledgor is not in default to the undersigned or otherwise under or in respect of any of their respective obligations under any of such undersigned’s Governing Documents, and (f) all of the representations and warranties of Pledgor made in the Pledge Agreement are true, accurate and complete in all material respects.

2. Covenants and Agreements.

(a) Books and Records. The undersigned (i) simultaneously with execution hereof, shall cause all of its respective books and records to reflect the pledge of the Collateral to Lender and agrees not to consent to or to permit any transfer thereof or any other action that may be taken by Pledgor that might constitute an Event of Default so long as any of the Debt remains outstanding, (ii) agrees that Lender and/or its representatives may, upon reasonable advance notice and at any reasonable time during normal business hours, inspect the books, records and properties of such undersigned.

(b) UCC Matters. The undersigned confirms, agrees and acknowledges that (i) all of the Pledged Equity in the undersigned is and shall continue to be certificated securities in registered form within the meaning of, and governed by, Article 8 (including, without limitation, Section 8-106) of the UCC, (ii) such Pledged Equity is and shall continue to be evidenced by one (1) certificate issued to Pledgor, as its sole member, (iii) that each such certificate has been validly issued and is fully paid for, (iv) that each such certificate represents and embodies all right, title and interest in and to the Pledged Equity, (v) that each such original certificate that has been physically delivered to Lender, was in the physical possession of Pledgor at all times prior to such delivery to Lender, and has been duly indorsed in blank within the meaning of the UCC, (vi) that each such certificate has not been modified or amended and remains in full force and effect, (vii) that ownership of each such certificate is registered in the respective books and records of the undersigned in the name of Pledgor, subject only to the pledge thereof in favor of Lender as security for the Debt, (viii) notwithstanding any provisions in the Governing Documents, Pledgor is hereby authorized and permitted to pledge, assign and grant a security interest in the Collateral in favor of Lender pursuant to the Pledge Agreement, (ix) this Agreement is intended to, and shall, provide Lender with “control” over the Collateral within the meaning of Articles 8 and 9 of the UCC, (x) it shall comply with all instructions relating to the Collateral originated by Lender without further authorization or consent from Borrower, the intention of such covenant being to comply with Section 8-106(c)(2) of the UCC, and (xi) no Equity Interest other than those represented and evidenced by such certificates in the undersigned is valid or will be recognized by the undersigned.

(c) Governing Documents. The undersigned shall not suffer or permit its Governing Documents to be amended or modified without the prior written consent of Lender.

(d) Notices; Defaults. The undersigned shall give Lender a copy of all notices, reports or communicates received or given pursuant to its Governing Documents promptly after the same shall have been received or contemporaneously with the giving thereof, as the case may be. The undersigned shall permit Lender the right to cure any default by Pledgor under the Governing Documents, and no notice of any default by Pledgor with respect to the Governing Documents shall be effective unless and until such notice has been received by Lender; provided, however, in no event shall Lender be obligated to cure such default. Lender shall have thirty (30) days in excess of the amount of time to cure any such default as given to Pledgor under the Governing Documents, as measured from the date notice of such default has been received by Lender.

(e) Additional Representations, Warranties and Covenants. The undersigned each hereby:

(i) acknowledge, represent and warrant that neither the execution and delivery of this Agreement nor the performance of any actions required hereunder is being consummated by the Pledged Entity with or as a result of any actual intent to hinder, delay or defraud any entity to which Pledged Entity is now or will hereafter become indebted;

(ii) represent that the Pledged Entity does not have any intent (i) to file any voluntary petition in bankruptcy under any chapter of the Bankruptcy Code or in any manner to seek relief, protection, reorganization, liquidation, dissolution or similar relief for debtors under any local, state, federal or other insolvency laws or laws providing for relief of debtors, or in equity, or directly or indirectly to cause Pledgor or Pledged Entity to file any such petition or to seek any such relief, either at the present time, or at any time hereafter, or (ii) directly or indirectly to cause any involuntary petition under any chapter of the Bankruptcy Code to be filed against the Pledged Entity or directly or indirectly to cause the Pledged Entity to become the subject of any dissolution, liquidation or insolvency proceeding or any other proceeding pursuant to any local, state, federal or other insolvency laws or laws providing for relief of debtors, or in equity, either at the present time or at any time hereafter;

(iii) acknowledge and agree that (i) the agreements and transactions evidenced by this Agreement and Pledge Agreement are in the best interests of Pledgor and Pledged Entity and the creditors of such Persons, and (ii) the benefit to inure to such Persons pursuant to this Agreement and the Pledge Agreement constitute “reasonably equivalent value” (as such term is used in Section 548 of the Bankruptcy Code) and fair consideration, in exchange for the benefits to be provided by such Persons to Lender pursuant to this Agreement and the Pledge Agreement;

(iv) acknowledge and agree that: (i) any voluntary bankruptcy petition filed by Pledgor or Pledged Entity or any involuntary bankruptcy petition caused to be filed by Pledgor, the Pledged Entity or any affiliate thereof against Pledged Entity or Pledgor (any such bankruptcy filing being hereinafter referred to as a “Bad Faith Filing”), or any other action by the Pledged Entity or such Persons or any of them to attempt in any manner to hinder, delay, impede, stay, void, rescind or nullify any lawful action taken by Lender to exercise its rights and remedies under this Agreement or Pledge Agreement, or at law or in equity, from and after the date hereof, or pursuant to any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar proceedings, would be in bad faith and contrary to the purposes of the bankruptcy laws, would be for the sole purpose of delaying, inhibiting or interfering with the exercise by Lender of its rights and remedies under this Agreement and the Pledge Agreement and would, in and of itself, constitute “cause” for relief from the automatic stay pursuant to the provisions of Section 362(d)(1) of the Bankruptcy Code; and (ii) in the event of any Bad Faith Filing by or against Pledgor, the Pledged Entity or their respective successors, successors-in-interest or assigns, Lender shall be entitled to obtain upon application therefor, and without further notice or action of any kind or nature whatsoever, an order prohibiting the use of Lender’s “cash collateral” (as such term is defined in Section 363 of the Bankruptcy Code) in connection with the Loan and an order granting immediate relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code so as to permit Lender to exercise all of its rights and remedies pursuant to this Agreement and the Pledge Agreement;

(v) covenant not to directly or indirectly oppose or otherwise defend against Lender’s effort to obtain relief from the stay pursuant to subparagraph (iv) above, and covenant and agree that Lender shall be entitled to the lifting of the stay pursuant to subparagraph (iv) above without the necessity of an evidentiary hearing and without the necessity or requirement that Lender establish or prove the value of the Collateral, the lack of adequate protection of Lender’s interest in the Collateral, the lack of any reasonable prospect of reorganization with respect to the Pledged Entity or the Collateral or Pledgor’s lack of equity in the Collateral;

(vi) agree that the waiver by Pledgor of the Section 362 automatic stay contained in the Bankruptcy Code pursuant to the subparagraphs above and the waiver of the Section 362 automatic and Section 105 supplemental stay contained in the Bankruptcy Code pursuant to subparagraph (s) below shall be unconditional and absolute, and agree never to directly or indirectly maintain before any court that such waiver of the automatic stay and supplemental stay should not be strictly enforced;

(vii) represent, covenant and agree, in the event of the filing of any voluntary or involuntary petition in bankruptcy by or against Pledgor or the Pledged Entity, not to assert or request any other Person to assert that the automatic stay provided by Section 362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Agreement or the Pledge Agreement or any other rights Lender has under the Loan Documents, whether now or hereafter acquired, against Pledged Entity pursuant to this Agreement or against Pledgor or any Collateral; and further, in the event of the filing of any voluntary or involuntary petition in bankruptcy by or against Pledgor or Pledged Entity, not to seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to Section 105 of the Bankruptcy Code or any other provision of the Bankruptcy Code, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Acknowledgment or the Loan Documents, or at law or in equity, or any other rights Lender has, whether now or hereafter acquired, against Pledged Entity pursuant to this Agreement or against Pledgor, Pledged Entity or any Collateral;

(viii) agree that (i) upon the occurrence and during the continuance of any Event of Default, all rights of Pledgor to exercise its voting rights in Pledged Entity shall automatically terminate and cease to exist and all such rights shall thereupon be automatically vested in Lender who shall thereupon have the sole and exclusive right to exercise such voting rights, and (ii) upon the commencement of one or more Bankruptcy Actions, not to propose, approve, vote for or acquiesce in a plan of reorganization concerning Pledgor or Pledged Entity, without the consent of Lender, or challenge or object on any basis whatsoever to the standing of Lender to be recognized as a creditor and/or party-in-interest in the Bankruptcy Actions or directly or indirectly participate in the violation or breach of any of the covenants or agreements contained in any of the Loan Documents;

(ix) covenant and agree that it shall not take any action of any kind or nature whatsoever, either directly or indirectly, to oppose, impede, obstruct,

hinder, frustrate, enjoin or otherwise interfere with the exercise by Lender of any of Lender’s rights and remedies against or with respect to the Loan, the Collateral or any of the other Loan Documents, including specifically, but without limitation, those rights and remedies contained in the Loan Agreement and/or the Pledge Agreement, at law or in equity, and shall not, either directly or indirectly, cause any other Person to take any of the foregoing actions;

(x) covenant and agree to cooperate fully and completely with the exercise by Lender of any of Lender’s rights and remedies against or with respect to the Collateral or any of the Loan Documents, including specifically, but without limitation, those rights and remedies contained in the Loan Agreement and/or the Pledge Agreement and upon the occurrence and during the continuance of an Event of Default agree to follow the instructions of Lender with respect to the Collateral without the consent of the Pledgor or any other Person;

(xi) covenant and agree that it shall not issue any additional limited liability company interests, stock interests or securities without the prior written consent of Lender;

(xii) covenant and agree that, for so long as the Loan is outstanding, the Pledged Interests cannot be transferred without Lender’s consent; and

(xiii) give its consent to the foregoing matters in accordance with the Governing Documents and acknowledge and agree that Lender or any other purchaser of the Collateral at a foreclosure sale or subsequent conveyance thereof may hereafter become the sole member of Pledged Entity in accordance with the terms of the Pledge Agreement.

3. Events of Default; Sales of Collateral. The undersigned hereby agrees that during the continuance of an Event of Default, (a) all Distributions will be made directly to Lender, (b) Lender shall have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral, (c) Lender may take any reasonable action which Lender may deem necessary for the maintenance, preservation and protection of any of the Collateral or Lender’s security interests therein, including, without limitation, the right to declare any or all of the Debt to be immediately due and payable without demand or notice and the right to transfer any of the Pledged Equity or other Collateral into Lender’s name or the name of any designee or nominee of Lender, (d) Lender may dispose of the Collateral in accordance with Articles 8 and 9 of the UCC and the provisions of the Pledge Agreement, in which case, notwithstanding anything to the contrary in the Governing Documents, (i) Lender, or its designee or assign, shall automatically be admitted as a shareholder, member or partner, as the case may be, of the undersigned and shall be entitled to receive all benefits and exercise all rights in connection therewith pursuant to the Governing Documents of the undersigned, (ii) the undersigned shall recognize Lender (or its designee or assign) as the successor in interest to Pledgor, and (iii) notwithstanding any provisions to the contrary in the Governing Documents, Lender shall not be required to pay any fees or other consideration of any type, or execute any documents, or be limited by any requirements or conditions whatsoever (regarding Distributions receivable by Lender from the undersigned, Lender’s financial condition or otherwise), other than any such requirements, if any, that are expressly set forth in the Loan Documents.

4. No Liability. Notwithstanding the security interests of Lender in the Collateral or any of its rights hereunder, (a) Lender shall have no obligation or liability whatsoever for matters in connection with the Pledged Equity arising or occurring, directly or indirectly, prior to Lender’s (or its designee’s, successor’s or assign’s) becoming a shareholder, member or partner, as the case may be, of the undersigned, and except to the extent set forth in the Loan Documents, Pledgor shall have no liability for matters in connection with the Pledged Equity first occurring or arising after Lender’s (or its designee’s, successor’s or assign’s) acquisition through foreclosure of the Pledged Equity, and (b) Lender shall not be obligated to perform any of the obligations or duties of Pledgor under any of the undersigned’s Governing Documents, or to take any action to collect or enforce any claim for payment due Pledgor arising thereunder.

5. Transfers. The undersigned acknowledges that the security interest of Lender in the Collateral and all of Lender’s rights and remedies under the Pledge Agreement may be freely transferred or assigned by Lender. In the event of any such transfer or assignment, all of the provisions of this Agreement shall inure to the benefit of the transferees, successors, and/or assigns of Lender. The provisions of this Agreement shall likewise be binding upon any and all permitted transferees, successors and assigns of the undersigned.

6. Further Assurances. The undersigned shall, from time to time, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts as may be reasonably necessary or proper to carry out and effect the terms of the Pledge Agreement and this Agreement.

7. Reliance. This Agreement is being given to induce Lender to accept the Pledge Agreement and with the understanding that Lender will rely hereon.

8. Counterparts. This Agreement and Acknowledgment may be executed in counterparts.

Pledgor hereby instructs Pledged Entity to act upon any instruction delivered to it by Lender with respect to the Collateral without seeking further instruction from Pledgor, and, by its execution hereof, the undersigned agrees to do so. Pledged Entity, by its written acknowledgement and acceptance hereof, hereby acknowledges receipt of a copy of the Pledge Agreement and hereby confirms that it has simultaneously herewith noted on its books the security interest granted to Lender under the Pledge Agreement. Pledged Entity also waives any rights or requirements at any time hereafter to receive an additional copy of such Pledge Agreement in connection with the registration of any Collateral in the name of Lender or its nominee or in connection with the exercise of voting rights by the Lender or its nominee.

IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be duly signed and delivered by its officer duly authorized as of this      day of June, 2012.

PLEDGOR:

, LLC, a limited liability company

****** EXHIBIT ONLY – DO NOT SIGN ******

By:	[SEAL]
Name:
Title:

PLEDGED ENTITY:

, LLC, a limited liability company

****** EXHIBIT ONLY – DO NOT SIGN ******

By:	[SEAL]
Name:
Title:

EXHIBIT B

IRREVOCABLE PROXY AGREEMENT

This Irrevocable Proxy Agreement (this “Agreement”) is made effective as of June 13, 2012 by and among TNP SRT PORTFOLIO II HOLDINGS, LLC, a Delaware limited liability company (“Pledgor”), TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (the “Company”), and KEYBANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Secured Party”).

WHEREAS, Pledgor is the beneficial and record holder of the limited liability company interests in Company as set forth on Exhibit A attached hereto and incorporated herein (the “Pledged Interests”); and

WHEREAS, Pledgor desires to grant to Secured Party the irrevocable proxy as described in this Agreement; and

WHEREAS, Pledgor and Secured Party intend that the proxy granted pursuant hereto be irrevocable during the term of this Agreement and that the powers and proxies granted pursuant to this Agreement are given to secure the obligations of Pledgor under that certain Pledge and Security Agreement, dated effective as of the date hereof between Pledgor and Secured Party (“Pledge Agreement”);

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Irrevocable Proxy. Pledgor hereby irrevocably constitutes and appoints Secured Party, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead to vote the Pledged Interests and any and all other equity interests in Company by Pledgor whether directly or indirectly, beneficially or of record, now owned or hereafter acquired (the Pledged Interests together with all such other equity interests, the “Pledgor’s Interests”), with respect to any Article 8 Matter (as hereinafter defined). The foregoing proxy shall include the right to sign Pledgor’s name (as member of the Company) to any consent, certificate or other document relating to the Company that applicable law may permit or require, to cause the Pledgor’s Interests to be voted in accordance with the preceding sentence. Pledgor hereby revokes all other proxies and powers of attorney with respect to the Pledgor’s Interests that Pledgor may have previously appointed or granted, to the extent such proxies or powers extend to any Article 8 Matter. Pledgor shall not give a subsequent proxy or power of attorney (and if given, it will not be effective) or enter into any other voting agreement with respect to the Pledgor’s Interests with respect to any Article 8 Matter. Unless an Event of Default under that certain Mezzanine Loan Agreement, dated of even date herewith, by and between Pledgor and Secured Party, shall have occurred and be continuing, notwithstanding any other provision of this Agreement to the contrary, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledgor’s Interests or any part thereof for any purpose not inconsistent with the terms of this Agreement.

As used herein, “Article 8 Matter” means any action, decision, determination or election by the Company or its members that its limited liability company interests or other equity interests, or any of them, be, or cease to be, a “security” as defined in and governed by Article 8 of the Uniform Commercial Code, and all other matters related to any such action, decision, determination or election.

THE PROXIES AND POWERS GRANTED BY PLEDGOR PURSUANT TO THIS AGREEMENT ARE COUPLED WITH AN INTEREST AND ARE GIVEN TO SECURE THE PERFORMANCE OF THE PLEDGOR’S OBLIGATIONS UNDER THE PLEDGE AGREEMENT AND UNDER THIS AGREEMENT.

2. Agreements of the Company. The Company shall give copies of any notices or other communications that it sends to Pledgor or to any other members of Company related to any Article 8 Matter to Secured Party at the same time as such notices or other communications are sent to Pledgor or any such other partner of Company. Company acknowledges the powers and proxies granted herein and agrees that Secured Party shall have the sole right during the term of this Agreement to vote the Pledgor’s Interests with respect to any Article 8 Matter.

3. Termination. This Agreement shall terminate at such time as all of Pledgor’s obligations secured hereby have been indefeasibly paid and performed in full and Company shall have received written notice from Secured Party of the termination of this Agreement.

4. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by a nationally-recognized overnight courier, by facsimile or electronic mail or otherwise delivered by hand or by messenger addressed:

(a)	if to Pledgor:	TNP SRT PORTFOLIO II HOLDINGS, LLC
1900 Main Street, Suite 700
Irvine, California 92614
Attn: Ido Dotan
Facsimile No.: (949) 271-4915

(b)	if to Secured Party	KeyBank National Association
11501 Outlook, Suite 300
Overland Park, Kansas 66211
Facsimile No.: 877-379-1625

(c)	if to Company:	TNP SRT PORTFOLIO II, LLC
1900 Main Street, Suite 700
Irvine, California 92614
Attn: Ido Dotan
Facsimile No.: (949) 271-4915

5. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York as they apply to contracts entered into and wholly to be performed within such state by residents thereof.

(b) Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by each of the parties to this Agreement.

(c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(d) Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state or federal courts located within the State of New York.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Irrevocable Proxy Agreement as of the date first above written.

PLEDGOR:

****** EXHIBIT ONLY – DO NOT SIGN ******

, LLC, a limited liability company

By:	[SEAL]
Name:
Title:

COMPANY:

, LLC, a limited liability company

****** EXHIBIT ONLY – DO NOT SIGN ******

By:	[SEAL]
Name:
Title:

LENDER:

****** EXHIBIT ONLY – DO NOT SIGN ******

By:	[SEAL]
Name:
Title:

EXHIBIT A TO IRREVOCABLE PROXY AGREEMENT

[PLEDGED INTERESTS]

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